UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14c of the

Securities Exchange Act of 1934

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Alliance Bioenergy Plus, Inc.

(Name of Registrant as Specified In Its Charter)

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ALLIANCE BIOENERGY PLUS, INC.

3710 Buckeye Street, Suite 120,

Palm Beach Gardens, FL 44310

Notice of Action Taken Pursuant to Written Consent of Stockholders

Dear Stockholder:

The accompanying Information Statement is furnished to holders of shares of Common Stock of Alliance Bioenergy Plus, Inc. (“our company,” “our,” “we” or “us”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder, in connection with the approval by written consent of the holders of a majority of our issued and outstanding voting shares. The purpose of this Notice and Information Statement is to notify our stockholders that, on June 2, 2021, we received written consents from stockholders to approve the following:

1.	an amendment to our articles of incorporation to (i) change the name of our company to Blue Biofuels, Inc., (ii) increase the authorized number of shares of common stock to 1,000,000,000 shares, and (iii) define the general terms of 10,000,000 shares of blank check preferred stock;

2.	the Alliance Bioenergy Plus, Inc. 2021 Employee, Director Stock Plan; and

3.	to elect six (6) director nominees to the Company’s board of directors to serve until the next annual meeting of the Company’s stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal.

Our board of directors approved all of these matters and recommended that our stockholders approve them as well. In connection with the adoption of these matters, our board of directors elected to seek the written consent of the holders of a majority of our outstanding voting shares in order to reduce associated costs and implement the proposals in a timely manner.

This Notice and the accompanying Information Statement are being furnished to you to inform you that the foregoing actions have been approved by the holders of, or persons able to direct the vote of, a majority of our issued and outstanding voting shares. The board of directors is not soliciting your proxy in connection with these actions and proxies are not requested from stockholders.

The corporate actions set forth above will not become effective before a date which is 20 days after this Information Statement is first mailed to our stockholders. You are urged to read the Information Statement in its entirety for a description of the actions taken by a majority of the holders of our voting stock.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ George D. Bolton
George D. Bolton
Secretary

June [  ], 2021

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED

TO STOCKHOLDERS ON OR ABOUT June [  ], 2021

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ALLIANCE BIOENERGY PLUS, INC.

3710 Buckeye Street, Suite 120,

Palm Beach Gardens, FL 44310

INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being furnished on or about June [  ], 2021 to the holders of record of the common stock, $0.001 par value per share (the “Common Stock”) of Alliance Bioenergy Plus, Inc. (“our company,” “our,” “we” or “us”) as of June 2, 2021 (the “Record Date”) in connection with actions by written consent (the “Written Consent”) of the holders of a majority of our issued and outstanding voting shares taken on June 2, 2021without a meeting to approve the actions described in this Information Statement.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

The Written Consent authorized and approved the following actions:

1.	an amendment to our amended articles of incorporation to (i) change the name of our company to Blue Biofuels, Inc., (ii) increase the authorized number of shares of common stock to 1,000,000,000 shares, and (iii) define the general terms of the 10,000,000 shares of our preferred stock, $0.001 par value per share (the “Preferred Stock”), as blank check preferred stock (the “Charter Amendment”);

2.	the adoption of the Alliance Bioenergy Plus, Inc. 2021 Employee, Director Stock Plan (the “2021 Plan”); and

3.	to elect six (6) director nominees (the “Director Nominees”) to the Company’s board of directors to serve until the next annual meeting of the Company’s stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal.

In connection with the adoption of these matters, our board of directors elected to seek the Written Consent in order to reduce associated costs and implement the proposals in a timely manner. On June 2, 2021, we received the Written Consent signed by the requisite stockholders as described in this Information Statement.

Such consents are sufficient under Section 78.320 of the Nevada Revised Statutes, our amended articles of incorporation and our bylaws to approve these actions. Accordingly, the actions will not be submitted to the other stockholders of our company for a vote, and this Information Statement is being furnished to such other stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Exchange Act, and the regulations promulgated under the Exchange Act, including Regulation 14C.

AUTHORIZATION BY THE BOARD OF DIRECTORS

AND THE MAJORITY STOCKHOLDERS

Pursuant to our amended articles of incorporation and bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Pursuant to our amended articles of incorporation and bylaws, approval of the actions described in this Information Statement at a meeting would require the affirmative vote of at least a majority of the total number of shares of our outstanding Common Stock.

Accordingly, we have obtained all necessary corporate approvals in connection with the Charter Amendment, the adoption of the 2021 Plan and the appointment of the Director Nominees. We are not seeking written consent from any other stockholder, and other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken through the Written Consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the action taken by the Majority Stockholders was by written consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of the Record Date by (i) each of our officers and directors; (ii) all of our officers and directors as a group; and (iii) each person who is known by us to beneficially own more than 5% of our Common Stock. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, 3710 Buckeye Street, Suite 120, Palm Beach Gardens, FL.

Name and Address	No of Shares (2)	% Owned (1)
Benjamin Slager (3)	35,000,000	12.621
3710 Buckeye Street, Suite 120
Palm Beach Gardens, FL 33410

Anthony Santelli, II (4)	43,490,027	15.453
3710 Buckeye Street, Suite 120
Palm Beach Gardens, FL 33410

Charles F. Sills	1,100,000	0.404
3710 Buckeye Street, Suite 120
Palm Beach Gardens, FL 33410

George D. Bolton	4,600,000	1.689
3710 Buckeye Street, Suite 120
Palm Beach Gardens, FL 33410

Peter Zimeri (5)	100,000	0.037
3710 Buckeye Street, Suite 120
Palm Beach Gardens, FL 33410

Edmund Burke (6)	13,696,942	4.926
3710 Buckeye Street, Suite 120
Palm Beach Gardens, FL 33410

All officers and directors as a group (six persons)	97,986,969	33.529

Chris Jemapete (7)	17,275,000	6.344
6888 S. Irvington Court
Aurora, CO 80016

Steven Sadaka (8)	18,401,025	6.757
3474 Derby Ln
Weston, FL 33331

Chris and Angela Kneppers (9)	16,938,972	6.220
102 Grand View Avenue
Hopewell, NJ 08525

(1)	The percentages in this table are based upon 272,311,066 shares of common stock issued and outstanding as of June 2, 2021 and assumes the persons vested options and warrants are exercised but none other.

(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(3)	Includes 5,000,000 fully vested and exercisable employee options owned by Benjamin Slager. Benjamin Slager also has 11,000,000 additional employee options awarded, with 6,000,000 vesting January 1, 2022, and 5,000,000 vesting with the commercialization of the CTS 2.0 system, unless the company enters into a merger or purchase agreement, at which time all options shall vest immediately.

(4)	Includes 23,366,803 shares, 260,136 fully vested and exercisable warrants, and 5,000,000 vested and exercisable employee options owned by Anthony Santelli, II; 3,341,639 shares and 600,000 fully vested and exercisable warrants owned by AES Capital Partners, LP; 7,526,177 shares and 3,125,000 fully vested and exercisable warrants owned by The AES Capital Resource Fund, LP; and 135,136 shares and 135,136 fully vested and exercisable warrants owned by Santelli Partners, three entities controlled by Anthony Santelli, II. Anthony Santelli also has 9,000,000 additional employee options awarded, with 4,000,000 vesting on January 1, 2022, and 5,000,000 vesting with the commercialization of the CTS 2.0 system, unless the company enters into a merger or purchase agreement, at which time all options shall vest immediately.

(5)	Includes 100,000 fully vested and exercisable options.

(6)	Includes 7,980,128 shares and 5,716,814 fully vested warrants. In 2021, Mr. Burke has converted two debentures into 4,500,000 shares and 4,450,148 warrants, that are included in the above figures.

(7)	Includes 8,000,000 shares held by Chris Jemapete and 4,275,000 held jointly by Chris and Pamela Jemapete, his spouse. An additional 5,000,000 are owned by his spouse.

(8)	Includes 10,303,674 shares owned by Steven Sadaka, and 8,097,351 shares owned by SLMJ Rocky Opportunity Trust controlled by Steven Sadaka. He exercised all his warrants into shares in 2021.

(9)	Includes 16,938,972 shares owned communally.

The Company is not aware of any person who owns of record, or is known to own beneficially, five percent (5%) or more of the outstanding securities of any class of the issuer, other than as set forth above.

CHARTER AMENDMENT

On May 28, 2021, our board of directors unanimously approved an amendment to our articles of incorporation to (i) change the name of our company to Blue Biofuels, Inc., (ii) increase the authorized number of shares of common stock to 1,000,000,000 shares, and (iii) define the general terms of 10,000,000 shares of blank check preferred stock.

The Charter Amendment will become effective upon filing with the Nevada Secretary of State’s Office, which will occur promptly following the 20th day after this Information Statement is first mailed to our stockholders. A copy of the Charter Amendment is attached to this Information Statement as Annex A.

Reasons for the Charter Amendment

Name Change

Our board determined that the change of the name of our company to Blue Biofuels, Inc.is preferable to our existing name for business development and marketing purposes.

Increase in Authorized Stock

We believe that the increase in our authorized shares of Common Stock will provide us with increased flexibility in meeting future corporate needs and requirements. We have no specific plans or arrangements to issue the additional shares of Common Stock authorized by the Charter Amendment. Our board of directors may issue additional shares of Common Stock from time to time as they may determine determined for any proper corporate purpose, including equity financings, without stockholder approval, except where required by applicable rules, regulations and laws.

Creation of “Blank Check” Preferred Stock

Pursuant to the provisions of the Charter Amendment, our board of directors will be authorized, subject to limits imposed by relevant Nevada laws, to issue up to 10,000,000 shares of Preferred Stock in one or more classes or series within a class upon authority of the board of directors without further stockholder approval. Any Preferred Stock issued in the future may rank senior to the Common Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of the Company, or both. In addition, any such shares of Preferred Stock may have class or series voting rights. We believe that creating such “blank check” Preferred Stock will provide us with greater flexibility in meeting future corporate needs. We have no specific plans or arrangements at this time to issue any shares of Preferred Stock authorized by the Restated Charter.

Possible Effects of the Amendments to our Current Charter

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. The increase in the authorized number of shares of our Common Stock and creation of “blank check” Preferred Stock could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us, even if the persons seeking to obtain control offers an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. We have no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The amendments to increase the authorized number of shares of our Common Stock and create of “blank check” Preferred Stock were not adopted with the intent that they be utilized as a type of anti-takeover device.

Our stockholders should recognize that, as a result of these amendments, they will own a fewer percentage of shares with respect to our total authorized shares than they presently own and will be diluted as a result of any issuance of shares by us in the future.

There are currently no specific plans, arrangements, commitments or understandings for the issuance of the additional shares of stock which will be authorized.

No Dissenters’ Rights

Under Nevada law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to the approval of the Charter Amendment.

Consenting Stockholders

The approval of the Charter Amendment required the affirmative vote of the holders of a majority of the issued and outstanding shares of our Common Stock eligible to vote. On June 2, 2021, our stockholders, collectively holding 151,707,180 shares, or 55.71% of the shares eligible to vote on this matter as of the Record Date, consented in writing to the approval of the Charter Amendment.

2021 EMPLOYEE, DIRECTOR STOCK PLAN

Overview

On May 28, 2021, our board of directors adopted the Alliance Bioenergy Plus, Inc. 2021 Employee, Director Stock Plan, or the 2021 Plan. Long-term incentives have been a critical component of our compensation programs and are intended to reward our employees for long-term sustained performance that is aligned with stockholder interests. Our board approved the 2021 Plan for grants of restricted stock, stock options and other forms of incentive compensation to our officers, employees, directors and consultants.

Adoption of the 2021 Plan was needed to update our 2012 Employee, Director Stock Plan.

The 2021 Plan incorporates key corporate governance practices, including the following:

●	limits the number of shares available to 15% of our issued and outstanding Common Stock on a fully-diluted basis (assuming conversion of all outstanding preferred stock and all other securities that are exercisable or exchangeable for, or convertible into, our Common Stock) as of the Record Date;

●	the price of any option may not be altered or repriced without stockholder approval;

●	Stock appreciation rights may be granted;

●	performance objectives may be imposed on grants;

●	payment of the exercise price or applicable taxes made by delivery of shares, or withholding of shares, in satisfaction of a participant’s obligation, will not result in additional shares becoming available for subsequent awards under the 2021 Plan.

The 2021 Plan was submitted to stockholders for approval in order to qualify certain awards made to certain officers as deductible for federal income tax purposes under the federal income tax rules applicable to incentive stock options.

Our board believes equity compensation is an important component of our compensation programs. Our ability to attract, retain and motivate top quality employees is material to our success, and we believe we can better achieve these objectives with grants made under the 2021 Plan. In addition, our board believes that the interests of both our and our stockholders are advanced by affording our employees, officers and directors the opportunity to acquire or increase their proprietary interests in our company.

Significant Features of the 2021 Plan

The following is a summary of certain significant features of the 2021 Plan. The information which follows is subject to, and qualified in its entirety by reference to, the 2021 Plan, a copy of which is attached to this Information Statement as Annex B. We urge you to read the 2021 Plan in its entirety.

Awards that may be granted include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, and (d) Restricted Stock Awards. These awards offer our officers, employees, consultants and directors the possibility of future value, depending on the long-term price appreciation of our Common Stock and the award holder’s continuing service with our company.

Stock options give the option holder the right to acquire from us a designated number of shares of Common Stock at a purchase price that is fixed upon the grant of the option. The exercise price will not be less than the market price of the Common Stock on the date of grant. Stock options granted may be either tax-qualified stock options (so-called “incentive stock options”) or non-qualified stock options.

Stock appreciation rights (“SARs”), which may be granted alone or in tandem with options, have an economic value similar to that of options. When a SAR for a particular number of shares is exercised, the holder receives a payment equal to the difference between the market price of the shares on the date of exercise and the exercise price of the shares under the SAR. Again, the exercise price for SARs normally is the market price of the shares on the date the SAR is granted. Under the 2021 Plan, holders of SARs may receive this payment – the appreciation value – either in cash or shares of Common Stock valued at the fair market value on the date of exercise. The form of payment will be determined by us.

Restricted shares are shares of Common Stock awarded to participants at no cost. Restricted shares can take the form of awards of restricted stock, which represent issued and outstanding shares of our Common Stock subject to vesting criteria, or restricted stock units, which represent the right to receive shares of our Common Stock subject to satisfaction of the vesting criteria. Restricted shares are forfeitable and non-transferable until the shares vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded.

All of the permissible types of awards under the 2021 Plan are described in more detail as follows:

Purposes of Plan: The purposes of the 2021 Plan are to: attract and retain persons eligible to participate in the 2021 Plan, motivate Participants to achieve long-term Company goals, and further align Participants’ interests with those of the Company’s other stockholders.

Administration of the 2021 Plan: Administration of the 2021 Plan is entrusted to the compensation committee of the board of directors (the “Committee”). Among other things, the Committee has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The Committee has authority to establish, amend and rescind rules and regulations relating to the 2021 Plan.

Eligible Recipients: Persons eligible to receive awards under the 2021 Plan will be those officers, employees, consultants, and directors of our company who are selected by the Committee administering the 2021 Plan.

Shares Available Under the 2021 Plan: The maximum number of shares of our Common Stock that may be delivered to participants under the 2021 Plan is equal to 15% of the total number of shares of Stock outstanding immediately following the effective time of the 2021 Plan, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. Shares subject to an award under the 2021 Plan for which the award is canceled, forfeited or expires again become available for grants under the 2021 Plan. Shares subject to an award that is settled in cash will not again be made available for grants under the 2021 Plan.

Stock Options:

General. Subject to the provisions of the 2021 Plan, the Committee has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the Committee may determine.

Option Price. The exercise price for stock options will be determined at the time of grant. Normally, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the Committee at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the Committee, by actual or constructive delivery of shares of Common Stock to the holder of the option based upon the fair market value of the shares on the date of exercise.

Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the Committee at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with our company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the Committee and reflected in the grant evidencing the award.

Incentive and Non-Qualified Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate market value in excess of $100,000, measured at the grant date.

Stock Appreciation Rights: Awards of SARs may be granted alone or in tandem with stock options. SARs provide the holder with the right, upon exercise, to receive a payment, in cash or shares of stock, having a value equal to the excess of the fair market value on the exercise date of the shares covered by the award over the exercise price of those shares. Essentially, a holder of a SAR benefits when the market price of the Common Stock increases, to the same extent that the holder of an option does, but, unlike an option holder, the SAR holder need not pay an exercise price upon exercise of the award.

Stock Awards: Stock awards can also be granted under the 2021 Plan. A stock award is an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock. A Stock Award may be settled in Stock or cash, as determined in the discretion of the Administrator. These awards will be subject to such conditions, restrictions and contingencies as the Administrator shall determine at the date of grant. Those may include requirements for the attainment of one or more performance goals or service requirements established by the Administrator.

Other Material Provisions: Awards will be evidenced by a written agreement, in such form as may be approved by the Committee. In the event of various changes to the capitalization of our company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the Committee to the number of shares covered by outstanding awards or to the exercise price of such awards. The Committee is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our company, including acceleration of vesting. Except as otherwise determined by the Committee at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our Board also has the authority, at any time, to discontinue the granting of awards. The Board also has the authority to alter or amend the 2021 Plan or any outstanding award or may terminate the 2021 Plan as to further grants, provided that no amendment will, without the approval of our stockholders, to the extent that such approval is required by law or the rules of an applicable exchange, increase the number of shares available under the 2021 Plan, change the persons eligible for awards under the 2021 Plan, extend the time within which awards may be made, or amend the provisions of the 2021 Plan related to amendments. No amendment that would adversely affect any outstanding award made under the 2021 Plan can be made without the consent of the holder of such award.

Federal Income Tax Consequences of Awards: The following is based on current laws, regulations and interpretations, all of which are subject to change. It does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Stock Options. In general, the grant of a stock option will not be a taxable event to the recipient and will not result in a tax deduction to us. The tax consequences resulting from an exercise of a stock option and the subsequent disposition of the shares acquired upon the exercise depends, in part, on whether the option is an incentive stock option or a non-qualified stock option. Upon the exercise of a non-qualified stock option, the holder will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares received upon exercise over the exercise price (the “spread”). We will be able to claim a tax deduction for this spread, provided we satisfy compensation reporting requirements under the Code and are not otherwise precluded from taking a deduction because of Section 162(m) deduction limitations described below. Any gain or loss upon the subsequent sale or exchange of the shares by the holder will be capital gain or loss, long term or short term, depending upon the holding period for the shares. Upon the exercise of an incentive stock option, a holder will generally not recognize taxable income and no tax deduction will be available to us, provided the option is exercised when the holder is an employee or, in certain circumstances, within a limited time thereafter. The difference between the exercise price and the fair market value of the shares on the date of exercise is treated by the holder as an item of adjustment for purposes of the alternative minimum tax. If the shares acquired upon an exercise of an incentive stock option are subsequently sold by the holder and such sale takes place after the statutory “holding period” (which is the later of two years from the date of grant or one year after the date of exercise), the gain or loss realized will be the difference between the sales price and the exercise price and will be treated as a long-term capital gain or loss. If the sale takes place prior to expiration of the holding period, the holder of the shares will recognize ordinary income at the time of sale equal to the spread and we will be entitled to a tax deduction in equal amount. The remaining gain to the holder, if any, will be capital gain, either long term or short term.

Stock Appreciation Rights. No taxable income will be realized by a recipient in connection with the grant of a SAR. Generally, when the holder of a SAR exercises the SAR, the amount of cash or the fair market value of the shares received upon exercise will be ordinary compensation income to the holder and we will be entitled to a corresponding tax deduction, subject to Section 162(m).

Restricted Shares. An award of restricted shares, like the grant of an option, is not taxable to the recipient. The holder of restricted shares generally will recognize ordinary compensation income at the time the restrictions on the shares lapse, which is the vesting date thereof, based on the fair market value of our shares on that date. Subject to the Section 162(m) limitations, this amount is deductible for federal income tax purposes by us. Dividends paid with respect to restricted shares prior to vesting will be taxable as ordinary compensation income to the holder (not as “qualifying dividends”) and will be deductible by us. A holder of restricted shares may elect under Section 83(b) of the Code, in lieu of the treatment described above, to take immediate recognition of income at the time the shares are received. In that event, the holder will recognize ordinary compensation income equal to the fair market value of the shares at the date of grant, which amount will be deductible by us, and dividends subsequently paid to the holder with respect to the shares will be taxable to the holder as “qualifying dividends” and will not be deductible by us.

Other Awards. Cash awards are generally taxable as ordinary compensation income in the year of receipt and will be deductible as such by us. Restricted stock units, deferred cash awards and other types of deferred awards are subject to Section 409A of the Code regarding non-qualified deferred compensation plans. We intend to use reasonable efforts to design any such awards in a manner that avoids Section 409A of the Code or that complies with Section 409A of the Code.

Potential Limitation on Company Deductions. We will generally be entitled to a tax deduction in connection with awards in an amount equal to the ordinary income recognized by a recipient at the time the recipient realizes such income, subject to Section 162(m) limitations of the Code, as discussed elsewhere in this proxy statement.

Recognition of Compensation Expense. In accordance with Statement of Financial Accounting Standards No.123R, “Share-Based Payment,” we are required to recognize compensation expense in our income statement for the grant-date fair value of stock options and other equity-based compensation issued to our employees and directors, the amount of which can only be determined at the time of grant.

New Plan Benefits

Future awards, if any, that will be made to eligible persons under the 2021 Plan are subject to the discretion of the Administrator and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our employees, consultants and non-employee directors under the 2021 Plan.

No Dissenters’ Rights

Under Nevada law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to the approval of the 2021 Plan.

Consenting Stockholders

The approval of the 2021 Plan required the affirmative vote of the holders of a majority of the issued and outstanding shares of our Common Stock eligible to vote. On June 2, 2021, our stockholders, collectively holding 151,707,180 shares, or 55.71% of the shares eligible to vote on this matter as of the Record Date, consented in writing to approval of the 2021 Plan.

BOARD ELECTION

Director Nominees

Our board has recommended the election of the six (6) director nominees listed below to serve until the next annual meeting of the Company’s stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal.

Ben Slager

Anthony Santelli

Charles Sills

George Bolton

Edmund Burke

Peter Zimeri

The slate of Director Nominees to the board is favored by our board. The present board believes that the slate reflects a broad range of experience with regard to financial, investment and regulatory matters and to the various interests of our company. Finally, the present board believes that the slate of Director Nominees contains individuals who will be able to assist in the further development of our company.

No Dissenters’ Rights

Under Nevada law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to the approval of the Director Nominees.

Consenting Stockholders

The approval of the Director Nominees required the affirmative vote of the holders of a majority of the issued and outstanding shares of our Common Stock eligible to vote. On June 2, 2021, our stockholders, collectively holding 151,707,180 shares, or 55.71% of the shares eligible to vote on this matter as of the Record Date, consented in writing to approval of the election of Ben Slager, Anthony Santelli, Charles Sills, George Bolton and Peter Zimeri; and our stockholders, collectively holding 145,680,175 shares, or 53.50% of the shares eligible to vote on this matter as of the Record Date, consented in writing to approval of the election of Edmund Burke.

STOCKHOLDERS ENTITLED TO INFORMATION STATEMENT

This Information Statement is being mailed to you on or about June [  ], 2021. We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

On May 5, 2021, our board of directors established June 2, 2021 as the Record Date for the determination of stockholders entitled to receive this Information Statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We may deliver only one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy was delivered, upon written or oral request to us at the following address and telephone number:

Alliance Bioenergy Plus, Inc.

3710 Buckeye Street, Suite 120,

Palm Beach Gardens, FL 33410

Phone: (888) 607-3555

In addition, a stockholder can direct a notification to us at the phone number and mailing address listed above that the stockholder wishes to receive a separate information statement in the future. Stockholders sharing an address that receive multiple copies can request delivery of a single copy of the information statements by contacting us at the phone number and mailing address listed above.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. Our filings with the SEC are available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ George D. Bolton
George D. Bolton
Secretary

June [  ], 2021

ANNEX A

Charter Amendment

ATTACHMENT TO

FOURTH AMENDMENT TO

ARTICLES OF INCORPORATION

OF

ALLIANCE BIOENERGY PLUS, INC.

Articles 1 and 3 of the Articles of Incorporation of Alliance Bioenergy Plus, Inc. (the “Corporation”) is hereby amended, restated, superseded and replaced in its entirety by the following:

ARTICLE 1 – NAME OF THE CORPORATION

The name of the Corporation is Blue Biofuels, Inc. (the “Corporation”).

ARTICLE 3 - AUTHORIZED STOCK

The aggregate number of shares which the Corporation shall have the authority to issue is 1,000,000,000 shares of Common Stock, $0.001 par value per share, and 10,000,000 shares of Preferred Stock, $0.001 par value per share.

All Common Stock of the Corporation shall be of the same class and shall have the same rights and preferences. The Corporation shall have authority to issue the shares of Preferred Stock in one or more series with such rights, preferences and designations as determined by the Board of Directors of the Corporation. Authority is hereby expressly granted to the Board of Directors from time to time to issue Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Nevada Revised Statutes. Fully-paid stock of the Corporation shall not be liable to any further call or assessment.

ANNEX B

Alliance Bioenergy Plus, Inc. 2021 Employee, Director Stock Plan

ALLIANCE BIOENERGY PLUS, INC.

2021 EMPLOYEE, DIRECTOR STOCK PLAN

MAY 28, 2021

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms have the following meanings:

(a)	“Administrator” means the Board, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

(b)	“Affiliate” means a corporation or other entity controlled by the Company and designated by the Administrator as such.

(c)	“Award” means a Stock Appreciation Right, Stock Option or Stock Award.

(d)	“Board” means the Board of Directors of the Company.

(e)	“Cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of Cause shall be made by the Administrator in its sole discretion. Cause is not limited to events which have occurred prior to a Participant’s termination of employment or services, nor is it necessary that the Administrator’s finding of Cause occur prior to the termination of employment or services. If the Administrator determines, subsequent to a Participant’s termination of employment or services but prior to the vesting of a Stock Option, Stock Appreciation Right or Stock Award or exercise of a Stock Option or Stock Appreciation Right, that either prior or subsequent to the Participant’s termination of employment or services the Participant engaged in conduct which would constitute Cause, then the unvested Stock Option, Stock Appreciation Right or Stock Award, as applicable, is immediately cancelled and any vested Stock Options or Stock Appreciation Rights cease to be exercisable. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term) which is in effect at the time of termination, such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(g)	“Commission” means the Securities and Exchange Commission or any successor agency.

(h)	“Committee” means a committee of Directors appointed by the Board to administer this Plan. With respect to Stock Options granted at the time the Company is publicly held, if any, insofar as the Committee is responsible for granting Stock Options to Participants hereunder, it shall consist solely of two or more directors, each of whom is a “Non-Employee Director” within the meaning of Rule 16b-3 and each of whom is also an “outside director” under Section 162(m) of the Code.

(i)	“Company” means Alliance Bioenergy Plus, Inc., a Nevada corporation.

(j)	“Consultant” shall mean a consultant or advisor who is not an Employee or Outside Director and who performs bona fide services for the Company, a Parent or Subsidiary.

(k)	“Director” means a member of the Company’s Board of Directors.

(l)	“Disability” or “Disabled” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, and which renders the Participant unable to engage in any substantial gainful activity; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense.

Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(m)	“Effective Time” means the date of adoption of the Plan by the Company’s Board, May 28, 2021.

(n)	“Eligible Individual” means any officer, employee, director, and consultant of the Company.

(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(p)	“Fair Market Value” means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator and in accordance with Section 409A of the Code.

(q)	“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have substantially all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of substantially all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.

(r)	“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(s)	“Non-Employee Director” means a Director who is not an officer or employee of the Company or any Affiliate.

(t)	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(u)	“Optionee” means a person who holds a Stock Option.

(v)	“Participant” means a person granted an Award.

(w)	“Plan” means this Alliance Bioenergy Plus, Inc. 2012 Employee, Director Stock Plan.

(x)  “Representative” means (i) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant’s death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (iv) any person to whom a Stock Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

(y)	“Stock” means shares of the Company’s common stock, par value $.001 per share.

(z)	“Stock Appreciation Right” means a right granted under Section 6.

(aa)	“Stock Award” means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock. A Stock Award may be settled in Stock or cash, as determined in the discretion of the Administrator.

(bb)	“Stock Option” means an option granted under Section 5.

(cc)	“Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(dd)	“Ten Percent Holder” means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company or of any parent or subsidiary corporation of the Company determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

2.	ESTABLISHMENT AND PURPOSE.

The Plan is established by the Company to attract and retain persons eligible to participate in the Plan, motivate Participants to achieve long-term Company goals, and further align Participants’ interests with those of the Company’s other stockholders. The Plan is adopted as of the Effective Time, subject to approval by the Company’s stockholders within 12 months before or after such adoption date. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the effective date.

3.	ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by the Administrator; provided, however, that, if at any time no Committee shall be in office, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals; provided, however, that each Eligible Individual must be an officer, employee, director, or consultant of the Company or of an Affiliate at the time the Award is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of an Award to a person not then an officer, employee, or director of the Company, or of an Affiliate. Participation shall be limited to such persons as are selected by the Administrator. The granting of any Award to any individual shall neither entitle that individual to, nor disqualify such individual from, participation in any other Awards.

Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or an Affiliate (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or an Affiliate). The provisions of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

(a)	to select the Eligible Individuals to whom Awards may from time to time be granted;

(b)	to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

(c)	to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d)	to approve forms of agreement for use under the Plan;

(e)	to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

(f)	subject to Section 8(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

(g)	to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred;

(h)	to adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax laws applicable to the Company or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Options or Shares acquired upon the exercise of Stock Options;

(i)	to determine the Fair Market Value; and

(j)	to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 7.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants, unless otherwise determined by the Board if the Administrator is the Committee.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law.

4.	STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this Section 4, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed a number equal to 15% of the total number of shares of Stock outstanding immediately following the Effective Time, assuming for this purpose the conversion into Stock of all outstanding securities that are convertible by their terms (directly or indirectly) into Stock; provided, however, that, as of January 1 of each calendar year, commencing with the year 2022, the maximum number of shares of Stock which may be delivered under the Plan shall automatically increase by a number sufficient to cause the number of shares of Stock covered by the Plan to equal 15% of the total number of shares of Stock then outstanding, assuming for this purpose the conversion into Stock of all outstanding securities that are convertible by their terms (directly or indirectly) into Stock.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (A) number and kind of shares that may be delivered under the Plan, (B) additional maximums imposed in the immediately preceding paragraph, (C) number and kind of shares subject to outstanding Awards, (D) exercise price of outstanding Stock Options and Stock Appreciation Rights and (E) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

5.	STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non- Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its Subsidiaries. To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

Stock Options granted under this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable.

(a)	Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or if the Stock Option is intended to qualify as an Incentive Stock Option and is granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

(b)	Shares. Each option agreement shall state the number of shares to which it pertains.

(c)	Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

(d)	Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option, provided that the Administrator shall not accelerate the exercise date of any installment of any Incentive Stock Option (and not previously converted into a Non-Qualified Stock Option pursuant to Section 9(g)) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code, as described in subsection (f) below.

(e)	Method of Exercise. Subject to the provisions of this Section 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company or its designee specifying the number of shares of Stock subject to the Stock Option to be purchased and by complying with any other condition(s) set forth in the option agreement.

●	The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of unrestricted Stock already owned by the Optionee (or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to a Stock Award hereunder) held for at least 6 months based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an Incentive Stock Option as is permitted by Section 422 of the Code, and a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

●	If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

●	No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(f)	Limitation on Yearly Exercise for Incentive Stock Options. This Option is intended to be either an incentive stock option intended to meet the requirements of section 422 of the Internal Revenue Code or a Non-Qualified Stock Option, which is not intended to meet the requirements of an ISO, as indicated in the Notice of Stock Option Grant. Even if this Option is designated as an ISO, it shall be deemed to be a Non-Qualified Stock Option to the extent required by the $100,000 annual limitation under Section 422(d) of the Code.

(g)	Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms “holder” and “Optionee” include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this Section 4(e) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

(h)	Termination by Death. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised by the Participant’s Representative (i) to the extent that the Stock Option has become exercisable but has not been exercised on the date of death and (ii) in the event rights to exercise the Stock Option accrue periodically, to the extent of a pro-rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death. The expiration dates of Stock Options shall not change due to Death. In the event of termination of employment or provision of services due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(i)	Termination by Reason of Disability. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee (i) to the extent that the Stock Option has become exercisable but has not been exercised on the date of Disability; and (ii) in the event rights to exercise the Stock Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability. The expiration dates of Stock Options shall not change due to Disability. In the event of termination of employment or provision of services by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(j)	Termination for Cause. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or services terminate for Cause, all outstanding and unexercised Stock Options as of the time the Optionee is notified that such Optionee’s employment or services are terminated for Cause will immediately be cancelled.

(k)	Other Termination. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates for any reason other than death, Disability or Cause, the Optionee may exercise any Stock Option granted to the Optionee to the extent that the Stock Option is exercisable on the date of such termination, but only within such term as the Administrator has designated in the Optionee’s option agreement. The provisions of this Section 5(k), and not the provisions of Sections 5(h) and 5(i), shall apply to an Optionee who subsequently becomes Disabled or dies after the termination of employment or service; provided, however, that in the case of an Optionee’s Disability or death within three months after the termination of service, the Optionee or the Optionee’s survivors may exercise the Stock Option within one year after the date of the Optionee’s termination of service, but in no event after the date of expiration of the term of the Stock Option.

Notwithstanding anything in this Section 5(k) to the contrary, if subsequent to an Optionee’s termination of employment or services, but prior to the exercise of a Stock Option, the Administrator determines that, either prior to subsequent to the Optionee’s termination of employment or services, the Optionee engaged in conduct that would constitute Cause, then such Optionee shall cease to have any right to exercise such Stock Option. An Optionee who is absent from work with the Company or an Affiliate because of temporary disability (any disability other than a permanent and total Disability), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Optionee’s service with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide. Except as required by law or as set forth in the Optionee’s option agreement, Stock Options granted under the Plan shall not be affected by any change of an Optionee’s status within or among the Company and any Affiliates, so long as the Optionee continues to be an officer, employee, director, or consultant of the Company or any Affiliate. In the event of termination of services for any reason other than death, Disability or Cause, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(l)	Participant Loans. Unless otherwise prohibited by law for either the Company or the Optionee, the Administrator may in its discretion authorize the Company to.

(i)	lend to an Optionee an amount equal to such portion of the exercise price of a Stock Option as the Administrator may determine; or

(ii)	guarantee a loan obtained by an Optionee from a third-party for the purpose of tendering such exercise price.

The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Optionee and any security interest thereunder, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value on the date of exercise, less the par value, of the shares of Stock to be purchased upon the exercise of the Stock Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

6.	STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights may be granted either on a stand-alone basis or in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator, or, if granted in conjunction with all or part of any Stock Option, upon the termination or exercise of the related Stock Option.

A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this Section 6, and, if granted in conjunction with all or part of any Stock Option, by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Administrator. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 6. Stock Options which have been so surrendered, if any, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

(a)	Stock Appreciation Rights granted on a stand-alone basis shall be exercisable only at such time or times and to such extent as determined by the Administrator. Stock Appreciation Rights granted in conjunction with all or part of any Stock Option shall be exercisable only at the time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6.

(b)	Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Stock or both, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock over (i) such Fair Market Value per share of Stock as shall be determined by the Administrator at the time of grant (if the Stock Appreciation Right is granted on a stand-alone basis), or (ii) the exercise price per share specified in the related Stock Option (if the Stock Appreciation Right is granted in conjunction with all or part of any Stock Option), multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

(c)	A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted in accordance with Section 5(g).

7.	STOCK AWARDS OTHER THAN OPTIONS.

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant’s period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock or cash, as determined by the Administrator, upon the attainment of one or more performance goals or service requirements established by the Administrator.

The principal terms of each Stock Award shall be set forth in a stock grant agreement, which shall be in a form approved by the Administrator and shall contain the terms and conditions which the Administrator determines to be appropriate and in the best interests of the Company, including the number of shares to which the Stock Award relates.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

(a)	cash or cash equivalents;

(b)	past services rendered to the Company or any Affiliate; or

(c)	future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the Stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock” or “Restricted Stock Units.”

8.	CHANGE IN CONTROL PROVISIONS.

(a)	Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(i)	Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant;

(ii)	The restrictions applicable to any outstanding Stock Award shall lapse, and the Stock relating to such Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

(iii)	All outstanding repurchase rights of the Company with respect to any outstanding Awards shall terminate; and

(iv)	Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

(A)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation,

(B)	The assumption of the outstanding awards by the surviving corporation or its parent or subsidiary;

(C)	The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

(D)	Settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price).

(v)	In the absence of any agreement of merger or reorganization effecting such Change in Control, each share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

(b)	Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(i)	An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 8(b); or

(ii)	Within any period of 24 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 8(b), that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii)	The consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv)	The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of subsection (iii) of this Section 8(b), assuming for this purpose that such transaction were a Corporate Transaction.

(c)	Change in Control Price. For purposes of the Plan, “Change in Control Price” means the higher of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on Nasdaq, as applicable, during the 60-day period prior to and including the date of a Change in Control, or if the Stock is not publicly quoted, the Fair Market Value determined by the Administrator and (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

9.	MISCELLANEOUS.

(a)	Amendment. The Board may amend or alter the Plan or any Award, but no amendment or alteration shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate, or (ii) made to permit the Company or an Affiliate to claim a deduction under, or otherwise comply with, the Code (including, but not limited to, Section 409A of the Code). No such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder’s consent.

Notwithstanding anything in the Plan to the contrary, neither the Board nor a Committee may amend a Stock Option to reduce its option price, (ii) cancel a stock option and re-grant a Stock Option with a lower option price that the option price of the cancelled Stock option or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing a Stock Option.

(b)	Termination of the Plan. The Plan will terminate on the date which is 10 years from the earlier of the date of its adoption by the Board and the date of its approval by the stockholders. The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any option agreements, Stock Appreciation Right agreements or Stock Award agreements executed prior to the effective date of such termination.

(c)	Unfunded Status of Plan. It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

(d)	Rights as a Shareholder: No Participant to whom an Award has been granted shall have rights as a shareholder with respect to any shares covered by such Award, except after due exercise of the Stock Option or Stock Appreciation Right or vesting of the Stock Award and tender of the full purchase price, if any, for the shares being purchased pursuant to such exercise or award and registration of the shares in the Company’s share register in the name of the Participant.

(e)	Issuance of Securities: Except as expressly provided herein, no issuance by the Company of shares of Stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Awards. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of shares pursuant to an Award.

(f)	Fractional Shares: No fractional shares shall be issued under the Plan and the Company shall pay cash in lieu of fractional shares equal to the Fair Market Value of such fractional shares.

(g)	Conversion of Incentive Stock Options into Non-Qualified Stock Options; Termination of Incentive Stock Options: The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s Incentive Stock Options (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Stock Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Participant is an employee of the Company or a Subsidiary at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Stock Options as the Administrator, in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s Incentive Stock Options converted into Non-Qualified Stock Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such conversion.

(h)	Notice to Company of Disqualifying Disposition: Each employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the employee makes a “Disqualifying Disposition” of any shares acquired pursuant to the exercise of an Incentive Stock Option. A “Disqualifying Disposition” is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (i) two years after the date the employee was granted the Incentive Stock Option, or (ii) one year after the date the employee acquired shares by exercising the Incentive Stock Option, except as otherwise provided in Section 424(c) of the Code. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

(i)	General Provisions.

The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(i)	Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

(ii)	The adoption of the Plan shall not confer upon any employee, director, and consultant any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Affiliate to terminate the employment or service of any employee at any time.

(iii)	No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

(iv)	The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid.

(v)	Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

(vi)	The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(vii)	If any payment or right accruing to a Participant under this Plan (without the application of this Section (9)(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.” The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 9(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

(viii)	To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(ix)	The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(x)	If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xi)	This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors

(xii)	This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control

(xiii)	In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

(xiv)	None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Stock or an Award from such holder in accordance with the terms hereof.

(xv)	This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Nevada (other than its law respecting choice of law).

(j)	Compliance with Section 409A of the Code. The Plan is intended to comply with Section 409A of the Code, and official guidance issued thereunder, to the extent applicable. Notwithstanding any provision of the Plan to the contrary, the Plan shall be interpreted, operated, and administered consistently with this intent.